Featured Community: Camden Carolinian ● Raleigh, NC ● 186 Apartment Homes ● Acquired December 5, 2019

CAMDEN

Living Excellence

4Q19 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2019 OPERATING RESULTS,
2020 FINANCIAL OUTLOOK, AND FIRST QUARTER 2020 DIVIDEND

Houston, Texas (January 30, 2020) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2019. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2019 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2019	2018	2019	2018
EPS	$0.95	$0.41	$2.22	$1.63
FFO	$1.24	$1.23	$5.04	$4.77
AFFO	$1.04	$0.99	$4.32	$4.03
The Company's 4Q19 and full-year 2019 results include a $0.12 per diluted share charge related to the early redemption and prepayment of debt.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q19 vs. 4Q18	4Q19 vs. 3Q19	2019 vs. 2018
Revenues	4.1%	0.3%	3.7%
Expenses	0.3%	(4.4)%	2.0%
Net Operating Income ("NOI")	6.2%	2.9%	4.7%

Same Property Results	4Q19	4Q18	3Q19
Occupancy	96.2%	95.8%	96.3%

“We are pleased to report another strong quarter of performance, with same property growth and FFO per share slightly better than anticipated for both fourth quarter and full-year 2019,” said Richard J. Campo, Camden’s Chairman and CEO. “During 2019 we continued to improve the quality of our portfolio and strengthen our balance sheet through strategic capital recycling and the successful execution of several capital markets transactions. We expect demand for apartment homes to remain steady in 2020 with levels of new supply increasing slightly, resulting in moderating same property revenue growth over the course of the year.”

For 2019, the Company defines same property communities as communities owned and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, lease-up was completed at Camden McGowen Station in Houston, TX and construction commenced at Camden Atlantic in Plantation, FL.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/29/2020
Camden North End I	Phoenix, AZ	441	$98.8	75%
Camden Grandview II	Charlotte, NC	28	22.5	93%
Total		469	$121.3	76%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Homes	Budget
Camden Downtown I	Houston, TX	271	$132.0
Camden RiNo	Denver, CO	233	75.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	366	160.0
Camden North End II	Phoenix, AZ	343	90.0
Camden Hillcrest	San Diego, CA	132	95.0
Camden Atlantic	Plantation, FL	269	100.0
Camden Cypress Creek II (JV)	Cypress, TX	234	38.0
Total		2,208	$810.0

Acquisition/Disposition Activity
During the quarter, the Company acquired Camden Carolinian, a 186-home apartment community located in Raleigh, NC for approximately $75.1 million, and acquired Camden Highland Village, a 552-home apartment community with an adjacent 2.25-acre development site located in Houston, TX for approximately $155.2 million.

The Company also completed the sale of its Corpus Christi, TX portfolio and exit of that market during the quarter. The assets sold included two wholly-owned communities with 632 apartment homes, and one joint venture community with 270 apartment homes. Net proceeds to the Company were approximately $75.0 million.

Subsequent to quarter-end, Camden acquired 4.9 acres of land in Raleigh, NC for $18.2 million for the future development of approximately 355 apartment homes.

Capital Markets Transactions
In October 2019, the Company issued $300.0 million of senior unsecured notes under its existing shelf registration statement. These 30-year notes were offered to the public at 99.941% of par value with a coupon of 3.350%. Camden received net proceeds of approximately $296.6 million, net of underwriting discounts and other estimated offering expenses.

In late October 2019, Camden redeemed all of its 4.78% $250 million senior unsecured notes due 2021 and prepaid its 4.38% $45.3 million secured mortgage notes due 2045. In connection with these transactions, Camden recorded an approximate $12 million charge in the fourth quarter of 2019.

Equity Issuance
During the fourth quarter, Camden issued 224,256 common shares through its at-the-market (“ATM”) share offering program at an average price of $111.88 per share, for total net consideration of approximately $24.8 million.

Earnings Guidance
Camden provided initial earnings guidance for 2020 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2020 as detailed below.

	1Q20	2020
Per Diluted Share	Range	Range	Midpoint
EPS	$0.39 - $0.43	$1.64 - $1.84	$1.74
FFO	$1.29 - $1.33	$5.30 - $5.50	$5.40

	2020
Same Property Growth	Range	Midpoint
Revenues	2.70% - 3.70%	3.20%
Expenses	2.50% - 3.50%	3.00%
NOI	2.30% - 4.30%	3.30%

For 2020, the Company defines same property communities as communities owned and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2020 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2020 dividend of $0.83 per common share, which is a 3.75% increase over the Company's prior quarterly dividend of $0.80 per share. The dividend is payable on April 17, 2020 to shareholders of record as of March 31, 2020. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, January 31, 2020 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 0557569
Webcast: https://services.choruscall.com/links/cpt200131.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 164 properties containing 56,107 apartment homes across the United States. Upon completion of 8 properties currently under development, the Company’s portfolio will increase to 58,315 apartment homes in 172 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 12 consecutive years, most recently ranking #19. The Company also received a Glassdoor Employeesʼ Choice Award in 2020, ranking #25 for large U.S. companies.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Property revenues	$263,461	$244,919	$1,028,461	$954,505

Adjusted EBITDA	155,578	139,165	589,650	539,491

Net income attributable to common shareholders	95,014	39,196	219,623	156,128
Per share - basic	0.96	0.41	2.23	1.63
Per share - diluted	0.95	0.41	2.22	1.63

Funds from operations	125,586	119,436	505,388	463,982
Per share - diluted	1.24	1.23	5.04	4.77

Adjusted funds from operations	104,477	96,178	433,216	391,686
Per share - diluted	1.04	0.99	4.32	4.03

Dividends per share	0.80	0.77	3.20	3.08
Dividend payout ratio (FFO)	64.5%	62.6%	63.5%	64.6%

Interest expensed	20,168	22,047	80,706	84,263
Interest capitalized	4,204	2,874	14,131	13,632
Total interest incurred	24,372	24,921	94,837	97,895

Principal amortization	—	256	699	795

Net Debt to Annualized Adjusted EBITDA (a)	3.9x	4.1x	3.9x	4.1x
Interest expense coverage ratio	7.7x	6.3x	7.3x	6.4x
Total interest coverage ratio	6.4x	5.6x	6.2x	5.5x
Fixed charge expense coverage ratio	7.7x	6.2x	7.2x	6.3x
Total fixed charge coverage ratio	6.4x	5.5x	6.2x	5.5x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.6x	4.1x	3.6x	4.1x

Same property NOI increase (b)	6.2%	2.6%	4.7%	3.4%
(# of apartment homes included)	41,986	41,968	41,986	41,968

Gross turnover of apartment homes (annualized)	44%	45%	52%	55%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	35%	36%	43%	44%

			As of December 31,
			2019	2018
Total assets			$6,748,504	$6,219,586
Total debt			$2,524,099	$2,321,603
Common and common equivalent shares, outstanding end of period (c)			101,091	97,247
Share price, end of period			$106.10	$88.05
Book equity value, end of period (d)			$3,701,724	$3,437,778
Market equity value, end of period (e)			$10,725,755	$8,562,598

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale.

(c) Includes at December 31, 2019: 99,343 common shares (including 131 common share equivalents related to share awards), plus 1,748 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
OPERATING DATA

Property revenues (a)	$263,461	$244,919	$1,028,461	$954,505

Property expenses
Property operating and maintenance	58,217	55,108	235,589	220,732
Real estate taxes	32,192	31,612	130,758	122,847
Total property expenses	90,409	86,720	366,347	343,579

Non-property income
Fee and asset management	2,847	1,580	8,696	7,231
Interest and other income	976	432	3,090	2,101
Income/(Loss) on deferred compensation plans	6,702	(10,304)	21,694	(6,535)
Total non-property income	10,525	(8,292)	33,480	2,797

Other expenses
Property management	6,386	6,166	25,290	25,581
Fee and asset management	1,737	1,258	5,759	4,451
General and administrative	13,174	13,622	53,201	50,735
Interest	20,168	22,047	80,706	84,263
Depreciation and amortization	85,540	78,677	336,274	300,946
Expense/(Benefit) on deferred compensation plans	6,702	(10,304)	21,694	(6,535)
Total other expenses	133,707	111,466	522,924	459,441

Loss on early retirement of debt	(11,995)	—	(11,995)	—
Gain on sale of operating properties, net of tax	49,901	—	49,901	—
Equity in income of joint ventures	8,829	2,192	14,783	7,836
Income from continuing operations before income taxes	96,605	40,633	225,359	162,118
Income tax expense	(380)	(326)	(1,089)	(1,424)
Net income	96,225	40,307	224,270	160,694
Less income allocated to non-controlling interests	(1,211)	(1,111)	(4,647)	(4,566)
Net income attributable to common shareholders	$95,014	$39,196	$219,623	$156,128

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$96,225	$40,307	$224,270	$160,694
Other comprehensive income
Unrealized gain (loss) on cash flow hedging activities	—	(7,202)	(12,998)	6,782
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	(449)	450	(449)	450
Reclassification of net (gain) loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	(350)	(11)	(246)
Comprehensive income	96,134	33,205	210,812	167,680
Less income allocated to non-controlling interests	(1,211)	(1,111)	(4,647)	(4,566)
Comprehensive income attributable to common shareholders	$94,923	$32,094	$206,165	$163,114

PER SHARE DATA

Total earnings per common share - basic	$0.96	$0.41	$2.23	$1.63
Total earnings per common share - diluted	0.95	0.41	2.22	1.63

Weighted average number of common shares outstanding:
Basic	99,055	95,262	98,460	95,208
Diluted	100,932	95,465	99,384	95,366

(a) Upon our adoption of Accounting Standard Codification 842 - “Leases” effective January 1, 2019, we elected the practical expedient to not separate lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2019, we recognized $263.5 million of property revenue which consisted of approximately $234.1 million of rental revenue and approximately $29.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.   This compares to property revenue of $244.9 million recognized for the three months ended December 31, 2018, made up of approximately $216.9 million of rental revenue and approximately $28.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2019, we recognized $1,028.5 million of property revenue which consisted of approximately $911.1 million of rental revenue and approximately $117.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.   This compares to property revenue of $954.5 million recognized for the twelve months ended December 31, 2018, made up of approximately $842.0 million of rental revenue and approximately $112.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$95,014	$39,196	$219,623	$156,128
Real estate depreciation and amortization	83,137	76,867	328,045	294,283
Adjustments for unconsolidated joint ventures	2,251	2,233	8,987	8,976
Gain on sale of operating properties, net of tax	(49,901)	—	(49,901)	—
Gain on sale of unconsolidated joint venture property	(6,204)	—	(6,204)	—
Income allocated to non-controlling interests	1,289	1,140	4,838	4,595
Funds from operations	$125,586	$119,436	$505,388	$463,982

Less: recurring capitalized expenditures (a)	(21,109)	(23,258)	(72,172)	(72,296)

Adjusted funds from operations	$104,477	$96,178	$433,216	$391,686

PER SHARE DATA
Funds from operations - diluted	$1.24	$1.23	$5.04	$4.77
Adjusted funds from operations - diluted	1.04	0.99	4.32	4.03
Distributions declared per common share	0.80	0.77	3.20	3.08

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	100,932	97,221	100,332	97,201

PROPERTY DATA
Total operating properties (end of period) (b)	164	161	164	161
Total operating apartment homes in operating properties (end of period) (b)	56,107	55,160	56,107	55,160
Total operating apartment homes (weighted average)	48,875	47,653	48,549	46,925

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
ASSETS
Real estate assets, at cost
Land	$1,199,384	$1,158,342	$1,158,342	$1,127,485	$1,098,526
Buildings and improvements	7,404,090	7,242,256	7,192,644	7,057,101	6,935,971
	8,603,474	8,400,598	8,350,986	8,184,586	8,034,497
Accumulated depreciation	(2,686,025)	(2,638,693)	(2,558,690)	(2,479,875)	(2,403,149)
Net operating real estate assets	5,917,449	5,761,905	5,792,296	5,704,711	5,631,348
Properties under development, including land	512,319	440,917	397,418	307,981	293,978
Investments in joint ventures	20,688	21,715	21,313	21,955	22,283
Total real estate assets	6,450,456	6,224,537	6,211,027	6,034,647	5,947,609
Accounts receivable – affiliates	21,833	23,170	22,297	21,337	22,920
Other assets, net (a)	248,716	238,014	233,335	217,663	205,454
Cash and cash equivalents	23,184	157,239	149,551	6,092	34,378
Restricted cash	4,315	5,686	5,392	5,655	9,225
Total assets	$6,748,504	$6,648,646	$6,621,602	$6,285,394	$6,219,586

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$2,524,099	$2,432,137	$2,431,336	$2,079,136	$1,836,427
Secured	—	45,250	45,467	45,683	485,176
Accounts payable and accrued expenses	171,719	170,689	128,371	126,964	146,866
Accrued real estate taxes	54,408	74,658	59,525	30,891	54,358
Distributions payable	80,973	80,764	80,767	80,771	74,982
Other liabilities (b)(c)	215,581	187,367	187,368	195,629	183,999
Total liabilities	3,046,780	2,990,865	2,932,834	2,559,074	2,781,808

Non-qualified deferred compensation share awards	—	—	—	—	52,674

Equity
Common shares of beneficial interest	1,069	1,065	1,065	1,064	1,031
Additional paid-in capital	4,566,731	4,538,422	4,533,667	4,527,659	4,154,763
Distributions in excess of net income attributable to common shareholders	(584,167)	(599,615)	(563,834)	(526,856)	(495,496)
Treasury shares, at cost	(348,419)	(348,556)	(348,480)	(349,655)	(355,804)
Accumulated other comprehensive income (loss) (d)	(6,529)	(6,438)	(6,795)	616	6,929
Total common equity	3,628,685	3,584,878	3,615,623	3,652,828	3,311,423
Non-controlling interests	73,039	72,903	73,145	73,492	73,681
Total equity	3,701,724	3,657,781	3,688,768	3,726,320	3,385,104
Total liabilities and equity	$6,748,504	$6,648,646	$6,621,602	$6,285,394	$6,219,586

(a) Includes net deferred charges of:	$3,658	$4,358	$4,345	$5,081	$242

(b) Includes net asset/(liability) and interest receivable/(payable) fair value of derivative instruments:	$—	$—	$—	($13,370)	($7,433)

(c) Includes deferred revenues of:	$408	$497	$581	$659	$552

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2019 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (b)	4,655	1,926	—	—	6,581	281	—	281	6,862
Houston, TX	5,912	867	—	271	7,050	2,522	234	2,756	9,806
Atlanta, GA	4,262	—	—	366	4,628	234	—	234	4,862
Los Angeles/Orange County, CA	1,809	849	—	—	2,658	—	—	—	2,658
SE Florida	1,956	825	—	269	3,050	—	—	—	3,050
Dallas, TX	4,416	—	—	—	4,416	1,250	—	1,250	5,666
Phoenix, AZ	2,929	316	441	343	4,029	—	—	—	4,029
Orlando, FL	2,662	632	—	360	3,654	300	—	300	3,954
Denver, CO	2,632	—	—	233	2,865	—	—	—	2,865
Charlotte, NC	2,810	—	28	—	2,838	266	—	266	3,104
Tampa, FL	1,928	358	—	—	2,286	450	—	450	2,736
Raleigh, NC	2,350	540	—	—	2,890	350	—	350	3,240
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	—	—	1,797
Austin, TX	2,000	326	—	—	2,326	1,360	—	1,360	3,686
Total Portfolio	41,986	6,639	469	1,974	51,068	7,013	234	7,247	58,315

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
D.C. Metro	13.7%	16.8%	16.5%	96.3%	96.7%	96.7%	96.0%	95.7%
Houston, TX	11.9%	10.6%	11.4%	95.7%	95.5%	95.9%	95.2%	95.2%
Atlanta, GA	10.4%	8.7%	8.6%	96.0%	96.2%	96.3%	96.4%	96.2%
Los Angeles/Orange County, CA	6.4%	8.4%	8.1%	95.9%	96.1%	95.5%	95.8%	95.7%
SE Florida	5.6%	6.7%	6.5%	96.1%	95.9%	95.7%	95.4%	95.7%
Dallas, TX	8.2%	6.9%	7.2%	96.3%	96.3%	96.0%	95.8%	95.7%
Phoenix, AZ	7.0%	7.2%	7.0%	96.5%	96.0%	95.3%	96.0%	96.1%
Orlando, FL	5.7%	5.9%	5.9%	95.9%	96.6%	96.5%	95.7%	95.9%
Denver, CO	7.1%	5.9%	5.7%	96.3%	96.0%	95.5%	95.5%	95.2%
Charlotte, NC	6.3%	5.5%	5.5%	96.0%	96.5%	96.1%	96.0%	95.6%
Tampa, FL	4.1%	4.5%	4.5%	95.9%	95.8%	95.6%	96.1%	95.7%
Raleigh, NC	4.5%	4.5%	4.5%	96.0%	96.1%	95.7%	95.5%	95.8%
San Diego/Inland Empire, CA	5.3%	4.5%	4.3%	95.8%	95.7%	95.7%	95.1%	95.3%
Austin, TX	3.8%	3.9%	4.3%	96.1%	96.6%	96.3%	95.9%	96.0%
Total Portfolio	100.0%	100.0%	100.0%	96.1%	96.1%	96.0%	95.8%	95.7%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2019	2018	Change	2019	2018	Change
"Same Property" Communities (a)	41,986	$216,767	$208,244	$8,523	$856,066	$825,606	$30,460
Non-"Same Property" Communities (b)	6,639	39,631	31,396	8,235	147,259	110,048	37,211
Development and Lease-Up Communities (c)	2,443	2,146	998	1,148	6,936	1,751	5,185
Disposition/Other (d)	—	4,917	4,281	636	18,200	17,100	1,100
Total Property Revenues	51,068	$263,461	$244,919	$18,542	$1,028,461	$954,505	$73,956

Property Expenses
"Same Property" Communities (a)	41,986	$74,075	$73,872	$203	$303,647	$297,826	$5,821
Non-"Same Property" Communities (b)	6,639	13,735	10,836	2,899	52,822	38,611	14,211
Development and Lease-Up Communities (c)	2,443	743	290	453	2,685	491	2,194
Disposition/Other (d)	—	1,856	1,722	134	7,193	6,651	542
Total Property Expenses	51,068	$90,409	$86,720	$3,689	$366,347	$343,579	$22,768

Property Net Operating Income
"Same Property" Communities (a)	41,986	$142,692	$134,372	$8,320	$552,419	$527,780	$24,639
Non-"Same Property" Communities (b)	6,639	25,896	20,560	5,336	94,437	71,437	23,000
Development and Lease-Up Communities (c)	2,443	1,403	708	695	4,251	1,260	2,991
Disposition/Other (d)	—	3,061	2,559	502	11,007	10,449	558
Total Property Net Operating Income	51,068	$173,052	$158,199	$14,853	$662,114	$610,926	$51,188

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2018, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2018, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q19	4Q18	Growth	4Q19	4Q18	Growth	4Q19	4Q18	Growth
D.C. Metro	4,655	$28,245	$26,939	4.8%	$8,740	$8,451	3.4%	$19,505	$18,488	5.5%
Houston, TX	5,912	28,091	27,461	2.3%	11,161	12,029	(7.2)%	16,930	15,432	9.7%
Atlanta, GA	4,262	22,021	21,129	4.2%	7,166	8,104	(11.6)%	14,855	13,025	14.0%
Dallas, TX	4,416	20,166	19,454	3.7%	8,469	8,755	(3.3)%	11,697	10,699	9.3%
Denver, CO	2,632	14,727	14,064	4.7%	4,554	4,148	9.8%	10,173	9,916	2.6%
Phoenix, AZ	2,929	14,263	13,422	6.3%	4,324	4,210	2.7%	9,939	9,212	7.9%
Los Angeles/Orange County, CA	1,809	12,793	12,275	4.2%	3,671	3,482	5.4%	9,122	8,793	3.7%
Charlotte, NC	2,810	12,935	12,483	3.6%	3,892	3,631	7.2%	9,043	8,852	2.2%
SE Florida	1,956	12,320	12,087	1.9%	4,316	3,882	11.2%	8,004	8,205	(2.4)%
Orlando, FL	2,662	12,417	11,932	4.1%	4,281	4,183	2.3%	8,136	7,749	5.0%
San Diego/Inland Empire, CA	1,665	10,972	10,415	5.3%	3,353	3,296	1.7%	7,619	7,119	7.0%
Raleigh, NC	2,350	9,603	9,062	6.0%	3,137	2,917	7.5%	6,466	6,145	5.2%
Tampa, FL	1,928	8,878	8,595	3.3%	3,060	3,071	(0.4)%	5,818	5,524	5.3%
Austin, TX	2,000	9,336	8,926	4.6%	3,951	3,713	6.4%	5,385	5,213	3.3%

Total Same Property	41,986	$216,767	$208,244	4.1%	$74,075	$73,872	0.3%	$142,692	$134,372	6.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q19	4Q18	Growth	4Q19	4Q18	Growth	4Q19	4Q18	Growth
D.C. Metro	13.7%	96.5%	95.9%	0.6%	$1,831	$1,758	4.2%	$2,096	$2,013	4.2%
Houston, TX	11.9%	95.8%	95.3%	0.5%	1,436	1,418	1.3%	1,655	1,627	1.8%
Atlanta, GA	10.4%	96.0%	96.2%	(0.2)%	1,556	1,501	3.7%	1,794	1,718	4.4%
Dallas, TX	8.2%	96.3%	96.0%	0.3%	1,346	1,309	2.8%	1,580	1,529	3.4%
Denver, CO	7.1%	96.3%	95.2%	1.1%	1,682	1,613	4.3%	1,937	1,870	3.6%
Phoenix, AZ	7.0%	96.5%	96.1%	0.4%	1,428	1,342	6.4%	1,682	1,589	5.9%
Los Angeles/Orange County, CA	6.4%	96.4%	95.9%	0.5%	2,211	2,163	2.2%	2,446	2,359	3.7%
Charlotte, NC	6.3%	96.0%	95.6%	0.4%	1,376	1,330	3.5%	1,598	1,549	3.2%
SE Florida	5.6%	96.6%	96.5%	0.1%	1,899	1,867	1.7%	2,174	2,134	1.8%
Orlando, FL	5.7%	96.0%	96.4%	(0.4)%	1,385	1,335	3.7%	1,619	1,550	4.5%
San Diego/Inland Empire, CA	5.3%	95.8%	95.3%	0.5%	2,028	1,962	3.4%	2,293	2,188	4.8%
Raleigh, NC	4.5%	96.6%	95.9%	0.7%	1,172	1,114	5.2%	1,410	1,340	5.3%
Tampa, FL	4.1%	95.8%	96.0%	(0.2)%	1,336	1,295	3.2%	1,602	1,548	3.5%
Austin, TX	3.8%	96.1%	96.1%	0.0%	1,366	1,307	4.5%	1,619	1,549	4.6%

Total Same Property	100.0%	96.2%	95.8%	0.4%	$1,546	$1,495	3.4%	$1,789	$1,725	3.7%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q19	3Q19	Growth	4Q19	3Q19	Growth	4Q19	3Q19	Growth
D.C. Metro	4,655	$28,245	$28,136	0.4%	$8,740	$9,010	(3.0)%	$19,505	$19,126	2.0%
Houston, TX	5,912	28,091	28,089	0.0%	11,161	11,536	(3.3)%	16,930	16,553	2.3%
Atlanta, GA	4,262	22,021	22,019	0.0%	7,166	6,825	5.0%	14,855	15,194	(2.2)%
Dallas, TX	4,416	20,166	20,197	(0.2)%	8,469	9,434	(10.2)%	11,697	10,763	8.7%
Denver, CO	2,632	14,727	14,595	0.9%	4,554	4,773	(4.6)%	10,173	9,822	3.6%
Phoenix, AZ	2,929	14,263	14,162	0.7%	4,324	4,472	(3.3)%	9,939	9,690	2.6%
Los Angeles/Orange County, CA	1,809	12,793	12,693	0.8%	3,671	3,898	(5.8)%	9,122	8,795	3.7%
Charlotte, NC	2,810	12,935	12,978	(0.3)%	3,892	4,342	(10.4)%	9,043	8,636	4.7%
SE Florida	1,956	12,320	12,290	0.2%	4,316	4,399	(1.9)%	8,004	7,891	1.4%
Orlando, FL	2,662	12,417	12,350	0.5%	4,281	4,409	(2.9)%	8,136	7,941	2.5%
San Diego/Inland Empire, CA	1,665	10,972	10,870	0.9%	3,353	3,625	(7.5)%	7,619	7,245	5.2%
Raleigh, NC	2,350	9,603	9,531	0.8%	3,137	3,360	(6.6)%	6,466	6,171	4.8%
Tampa, FL	1,928	8,878	8,888	(0.1)%	3,060	3,269	(6.4)%	5,818	5,619	3.5%
Austin, TX	2,000	9,336	9,299	0.4%	3,951	4,122	(4.1)%	5,385	5,177	4.0%

Total Same Property	41,986	$216,767	$216,097	0.3%	$74,075	$77,474	(4.4)%	$142,692	$138,623	2.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q19	3Q19	Growth	4Q19	3Q19	Growth	4Q19	3Q19	Growth
D.C. Metro	13.7%	96.5%	96.7%	(0.2)%	$1,831	$1,816	0.8%	$2,096	$2,083	0.6%
Houston, TX	11.9%	95.8%	95.6%	0.2%	1,436	1,433	0.2%	1,655	1,660	(0.2)%
Atlanta, GA	10.4%	96.0%	96.3%	(0.3)%	1,556	1,549	0.5%	1,794	1,788	0.3%
Dallas, TX	8.2%	96.3%	96.3%	0.0%	1,346	1,339	0.5%	1,580	1,583	(0.2)%
Denver, CO	7.1%	96.3%	96.0%	0.3%	1,682	1,667	0.9%	1,937	1,926	0.6%
Phoenix, AZ	7.0%	96.5%	96.4%	0.1%	1,428	1,408	1.4%	1,682	1,672	0.6%
Los Angeles/Orange County, CA	6.4%	96.4%	96.7%	(0.3)%	2,211	2,208	0.1%	2,446	2,420	1.1%
Charlotte, NC	6.3%	96.0%	96.5%	(0.5)%	1,376	1,367	0.7%	1,598	1,596	0.2%
SE Florida	5.6%	96.6%	96.5%	0.1%	1,899	1,890	0.5%	2,174	2,170	0.1%
Orlando, FL	5.7%	96.0%	96.5%	(0.5)%	1,385	1,376	0.7%	1,619	1,602	1.0%
San Diego/Inland Empire, CA	5.3%	95.8%	95.7%	0.1%	2,028	2,015	0.6%	2,293	2,273	0.8%
Raleigh, NC	4.5%	96.6%	96.7%	(0.1)%	1,172	1,162	0.9%	1,410	1,398	0.9%
Tampa, FL	4.1%	95.8%	96.0%	(0.2)%	1,336	1,327	0.7%	1,602	1,601	0.1%
Austin, TX	3.8%	96.1%	96.5%	(0.4)%	1,366	1,353	1.0%	1,619	1,606	0.8%

Total Same Property	100.0%	96.2%	96.3%	(0.1)%	$1,546	$1,536	0.7%	$1,789	$1,782	0.4%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2019	2018	Growth	2019	2018	Growth	2019	2018	Growth
D.C. Metro	4,655	$111,253	$106,601	4.4%	$35,270	$34,403	2.5%	$75,983	$72,198	5.2%
Houston, TX	5,912	111,729	109,416	2.1%	47,267	46,989	0.6%	64,462	62,427	3.3%
Atlanta, GA	4,262	87,274	83,706	4.3%	29,377	32,398	(9.3)%	57,897	51,308	12.8%
Dallas, TX	4,416	79,726	77,382	3.0%	35,522	34,769	2.2%	44,204	42,613	3.7%
Denver, CO	2,632	57,876	55,189	4.9%	18,491	16,579	11.5%	39,385	38,610	2.0%
Phoenix, AZ	2,929	55,834	52,727	5.9%	17,399	17,138	1.5%	38,435	35,589	8.0%
Los Angeles/Orange County, CA	1,809	50,536	48,380	4.5%	14,798	14,194	4.3%	35,738	34,186	4.5%
Charlotte, NC	2,810	51,246	49,718	3.1%	16,302	14,860	9.7%	34,944	34,858	0.2%
SE Florida	1,956	49,014	48,329	1.4%	16,795	15,842	6.0%	32,219	32,487	(0.8)%
Orlando, FL	2,662	49,082	47,274	3.8%	17,265	16,896	2.2%	31,817	30,378	4.7%
San Diego/Inland Empire, CA	1,665	42,903	41,152	4.3%	13,783	13,630	1.1%	29,120	27,522	5.8%
Raleigh, NC	2,350	37,493	35,896	4.4%	12,610	11,990	5.2%	24,883	23,906	4.1%
Tampa, FL	1,928	35,269	34,204	3.1%	12,717	12,621	0.8%	22,552	21,583	4.5%
Austin, TX	2,000	36,831	35,632	3.4%	16,051	15,517	3.4%	20,780	20,115	3.3%

Total Same Property	41,986	$856,066	$825,606	3.7%	$303,647	$297,826	2.0%	$552,419	$527,780	4.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2019	2018	Growth	2019	2018	Growth	2019	2018	Growth
D.C. Metro	13.7%	96.6%	95.8%	0.8%	$1,798	$1,735	3.6%	$2,062	$1,991	3.6%
Houston, TX	11.7%	95.6%	95.6%	0.0%	1,428	1,402	1.9%	1,650	1,617	2.1%
Atlanta, GA	10.5%	96.3%	96.0%	0.3%	1,537	1,480	3.9%	1,773	1,705	4.0%
Dallas, TX	8.0%	96.1%	95.5%	0.6%	1,331	1,300	2.4%	1,565	1,529	2.4%
Denver, CO	7.1%	95.8%	95.0%	0.8%	1,654	1,587	4.2%	1,914	1,839	4.1%
Phoenix, AZ	7.0%	96.1%	95.8%	0.3%	1,396	1,312	6.4%	1,653	1,565	5.6%
Los Angeles/Orange County, CA	6.5%	96.2%	95.4%	0.8%	2,194	2,137	2.7%	2,420	2,335	3.7%
Charlotte, NC	6.3%	96.1%	95.5%	0.6%	1,355	1,320	2.7%	1,581	1,543	2.5%
SE Florida	5.8%	96.5%	96.7%	(0.2)%	1,886	1,846	2.2%	2,164	2,129	1.6%
Orlando, FL	5.8%	96.4%	96.7%	(0.3)%	1,366	1,307	4.5%	1,593	1,531	4.1%
San Diego/Inland Empire, CA	5.3%	95.6%	95.4%	0.2%	2,002	1,924	4.1%	2,247	2,159	4.1%
Raleigh, NC	4.5%	96.3%	95.2%	1.1%	1,147	1,099	4.4%	1,381	1,336	3.3%
Tampa, FL	4.1%	95.9%	96.0%	(0.1)%	1,320	1,273	3.7%	1,590	1,540	3.2%
Austin, TX	3.7%	96.3%	96.2%	0.1%	1,341	1,290	4.0%	1,593	1,543	3.3%

Total Same Property	100.0%	96.1%	95.8%	0.3%	$1,525	$1,475	3.4%	$1,768	$1,711	3.4%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2019
(In thousands)

(Unaudited)

					% of Actual
					4Q19 Operating
Quarterly Comparison (a)	4Q19	4Q18	$ Change	% Change	Expenses

Property taxes	$25,957	$27,050	($1,093)	(4.0)%	35.0%
Salaries and Benefits for On-site Employees	16,526	14,986	1,540	10.3%	22.3%
Utilities	16,679	16,491	188	1.1%	22.5%
Repairs and Maintenance	7,795	8,619	(824)	(9.6)%	10.5%
Property Insurance	2,363	2,097	266	12.7%	3.2%
General and Administrative	2,714	2,621	93	3.5%	3.7%
Marketing and Leasing	1,397	1,409	(12)	(0.9)%	1.9%
Other	644	599	45	7.5%	0.9%

Total Same Property	$74,075	$73,872	$203	0.3%	100.0%

					% of Actual
					4Q19 Operating
Sequential Comparison (a)	4Q19	3Q19	$ Change	% Change	Expenses

Property taxes	$25,957	$25,782	$175	0.7%	35.0%
Salaries and Benefits for On-site Employees	16,526	17,304	(778)	(4.5)%	22.3%
Utilities	16,679	16,977	(298)	(1.8)%	22.5%
Repairs and Maintenance	7,795	10,297	(2,502)	(24.3)%	10.5%
Property Insurance	2,363	2,256	107	4.7%	3.2%
General and Administrative	2,714	2,764	(50)	(1.8)%	3.7%
Marketing and Leasing	1,397	1,371	26	1.9%	1.9%
Other	644	723	(79)	(10.9)%	0.9%

Total Same Property	$74,075	$77,474	($3,399)	(4.4)%	100.0%

					% of Actual
					2019 Operating
Year to Date Comparison (a)	2019	2018	$ Change	% Change	Expenses

Property taxes	$107,139	$106,430	$709	0.7%	35.3%
Salaries and Benefits for On-site Employees	65,913	61,989	3,924	6.3%	21.7%
Utilities	66,135	66,061	74	0.1%	21.8%
Repairs and Maintenance	36,189	36,576	(387)	(1.1)%	11.9%
Property Insurance	9,278	8,265	1,013	12.3%	3.1%
General and Administrative	10,873	10,871	2	0.0%	3.6%
Marketing and Leasing	5,244	5,026	218	4.3%	1.7%
Other	2,876	2,608	268	10.3%	0.9%

Total Same Property	$303,647	$297,826	$5,821	2.0%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING DATA (a)	2019	2018	2019	2018

Property revenues	$10,399	$10,052	$41,231	$39,870

Property expenses
Property operating and maintenance	2,556	2,437	10,363	9,888
Real estate taxes	1,465	1,604	6,560	6,479
	4,021	4,041	16,923	16,367

Net Operating Income	6,378	6,011	24,308	23,503

Other expenses
Interest	1,617	1,701	6,691	6,606
Depreciation and amortization	2,033	2,198	8,659	8,857
Other	103	(80)	379	204
Total other expenses	3,753	3,819	15,729	15,667

Gain on sale of property, net of tax	6,204	—	6,204	—

Equity in income of joint ventures	$8,829	$2,192	$14,783	$7,836

	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
BALANCE SHEET DATA(b)
Land	$108,172	$109,912	$109,912	$109,912	$109,912
Building & Improvements	752,781	769,928	765,550	762,735	760,642
	860,953	879,840	875,462	872,647	870,554
Accumulated Depreciation	(222,937)	(223,391)	(216,126)	(208,815)	(201,595)
Net operating real estate assets	638,016	656,449	659,336	663,832	668,959
Properties under development and land	10,432	5,105	2,432	2,215	1,513
Cash and other assets, net	36,588	37,336	26,007	17,084	24,768
Total assets	$685,036	$698,890	$687,775	$683,131	$695,240

Notes payable	$496,901	$514,073	$510,881	$510,468	$510,700
Other liabilities	34,686	28,279	21,700	15,352	26,186
Total liabilities	531,587	542,352	532,581	525,820	536,886

Member's equity	153,449	156,538	155,194	157,311	158,354
Total liabilities and members' equity	$685,036	$698,890	$687,775	$683,131	$695,240

Company's equity investment	$20,688	$21,715	$21,313	$21,955	$22,283

Company's pro-rata share of debt	$155,530	$160,905	$159,906	$159,776	$159,849

PROPERTY DATA (end of period)
Total operating properties	21	22	22	22	22
Total operating apartment homes	7,013	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,195	2,280	2,280	2,280	2,280
Total development properties	1	1	1	—	—
Total development apartment homes	234	234	234	—	—
Pro-rata share of development apartment homes	73	73	73	—	—
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2019 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 1/29/2020
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden North End I	441	$98.8			4Q16	2Q18	1Q19	2Q20	75%	80%
	Phoenix, AZ
2.	Camden Grandview II	28	22.5			2Q17	4Q18	1Q19	1Q20	93%	79%
	Charlotte, NC

Total Completed Communities in Lease-Up		469	$121.3							76%	80%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/29/2020
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Downtown I	271	$132.0	$123.4	$123.4	4Q17	1Q20	3Q20	1Q21
	Houston, TX
2.	Camden RiNo	233	75.0	66.6	66.6	3Q17	2Q20	3Q20	4Q20
	Denver, CO
3.	Camden Lake Eola	360	120.0	75.0	75.0	2Q18	3Q20	4Q20	3Q21
	Orlando, FL
4.	Camden Buckhead	366	160.0	55.2	55.2	3Q18	4Q20	3Q21	2Q22
	Atlanta, GA
5.	Camden North End II	343	90.0	31.3	31.3	1Q19	4Q20	4Q21	2Q22
	Phoenix, AZ
6.	Camden Hillcrest	132	95.0	42.7	42.7	3Q19	2Q21	3Q21	2Q22
	San Diego, CA
7.	Camden Atlantic	269	100.0	19.2	19.2	4Q19	4Q21	4Q21	1Q23
	Plantation, FL

Total Development Communities		1,974	$772.0	$413.4	$413.4

Additional Development Pipeline (a)					98.9

Total Properties Under Development and Land (per Balance Sheet)					$512.3

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q19 NOI
Communities that Stabilized During Quarter								$91.1	$1.0
Completed Communities in Lease-Up								121.3	1.4
Total Development Communities NOI Contribution								$212.4	$2.4

						Estimated/Actual Dates for
Joint Venture Development Communities		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
1.	Camden Cypress Creek II (b)	234	$38.0	$10.4	$10.4	2Q19	3Q20	1Q21	3Q21
	Cypress, TX

Total Joint Venture Development Communities		234	$38.0	$10.4	$10.4

(a) Please refer to the Development Pipeline Summary on page 18.

(b) Property owned through an unconsolidated joint venture in which we own a 31.3% interest.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF DECEMBER 31, 2019 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Hayden II	400	$110.0	$22.0
	Tempe, AZ
2.	Camden NoDa	400	100.0	14.8
	Charlotte, NC
3.	Camden Arts District	354	150.0	26.9
	Los Angeles, CA
4.	Camden Paces III	350	100.0	15.8
	Atlanta, GA
5.	Camden Downtown II	271	145.0	11.4
	Houston, TX
6.	Camden Highland Village II	300	100.0	8.0
	Houston, TX

Development Pipeline		2,075	$705.0	$98.9

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF DECEMBER 31, 2019 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Estimated Total Cost			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	353	$12.4	$9.8	$22.2	$10.2	$8.6	$18.8	1Q18	2Q20
	Miami, FL
2.	Camden Las Olas	420	355	13.0	7.8	20.8	10.2	6.8	17.0	1Q18	2Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	285	9.7	2.6	12.3	7.2	2.4	9.6	1Q18	4Q20
	Arlington, VA
4.	Camden Harbor View	546	546	0.0	13.5	13.5	0.0	5.5	5.5	1Q19	3Q20
	Los Angeles, CA

	Total	1,749	1,539	$35.1	$33.7	$68.8	$27.6	$23.3	$50.9

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2019/2020 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2019 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Old Town Scottsdale	Scottsdale, AZ	$97.1	316 Homes	$1,719	2016	2/27/2019
2.	Camden Rainey Street	Austin, TX	120.4	326 Homes	2,223	2016	5/1/2019
3.	Camden Carolinian	Raleigh, NC	75.1	186 Homes	2,331	2017	12/5/2019
4.	Camden Highland Village	Houston, TX	147.2	552 Homes	2,438	2014/2015	12/19/2019

Total/Average Acquisitions			$439.8	1,380 Homes	$2,208

2019 Land Acquisitions		Location	Purchase Price	Acres	Closing Dates
1.	Camden NoDa (a)	Charlotte, NC	$10.9	4.3	4/3/2019 & 4/26/2019
2.	Camden Hayden II	Tempe, AZ	18.0	11.6	5/29/2019
3.	Camden Highland Village II	Houston, TX	8.0	2.3	12/19/2019

Total/Average Land Acquisitions			$36.9	18.2 Acres

2020 Land Acquisitions		Location	Purchase Price	Acres	Closing Dates
1.	Camden Cameron Village	Raleigh, NC	$18.2	4.9	1/13/2020

Total/Average Land Acquisitions			$18.2	4.9 Acres
				Apartment	Weighted Average
2019 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Breakers	Corpus Christi, TX	$38.6	288 Homes	$1,160	1996	12/12/2019
2.	Camden Copper Ridge	Corpus Christi, TX	30.8	344 Homes	885	1986	12/12/2019

Total/Average Dispositions			$69.4	632 Homes	$1,038
				Apartment	Weighted Average
2019 Joint Venture Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden South Bay	Corpus Christi, TX	$38.5	270 Homes	$1,263	2007	12/12/2019

Total/Average Joint Venture Dispositions			$38.5	270 Homes	$1,263
Pro Rata Joint Venture Dispositions			$12.1	85 Homes

(a) Acreage was purchased in two separate transactions.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2019:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2020	($3,114)	$—	$—	($3,114)	(0.1)%	N/A
2021	(3,133)	—	—	(3,133)	(0.1)%	N/A
2022	(2,969)	—	450,000	447,031	17.7%	3.1%
2023	(2,044)	—	250,000	247,956	9.8%	5.1%
2024	(1,422)	—	500,000	498,578	19.8%	4.0%
Thereafter	(7,219)	—	1,300,000	1,292,781	51.2%	3.7%
Total Maturing Debt	($19,901)	$—	$2,500,000	$2,480,099	98.3%	3.8%

Unsecured Line of Credit	$—	$—	$44,000	$44,000	1.7%	2.6%
Total Debt	($19,901)	$—	$2,544,000	$2,524,099	100.0%	3.8%

Weighted Average Maturity of Debt		8.9 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$143,719	5.7%	2.7%	2.7 Years
Fixed rate debt	2,380,380	94.3%	3.8%	9.3 Years
Total	$2,524,099	100.0%	3.8%	8.9 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$2,524,099	100.0%	3.8%	8.9 Years
Secured debt	—	—%	N/A	N/A
Total	$2,524,099	100.0%	3.8%	8.9 Years

			Weighted Average

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	4Q19 NOI	% of Total
Unencumbered real estate assets	51,068	100.0%	$9,115,793	100.0%	$173,052	100.0%
Encumbered real estate assets	—	—%	—	—%	—	—%
Total	51,068	100.0%	$9,115,793	100.0%	$173,052	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.6x

(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2020 AND 2021:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2020	($777)	$—	$—	($777)	N/A
2Q 2020	(778)	—	—	(778)	N/A
3Q 2020	(779)	—	—	(779)	N/A
4Q 2020	(780)	—	—	(780)	N/A
2020	($3,114)	$—	$—	($3,114)	N/A

1Q 2021	($781)	$—	$—	($781)	N/A
2Q 2021	(783)	—	—	(783)	N/A
3Q 2021	(784)	—	—	(784)	N/A
4Q 2021	(785)	—	—	(785)	N/A
2021	($3,133)	$—	$—	($3,133)	N/A

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	22%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	591%	Yes

Unsecured Debt to Gross Asset Value	<	60%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	371%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	606%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2019: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2020	($10)	$—	($10)	—%	N/A
2021	(149)	5,160	5,011	3.2%	4.8%
2022	(165)	—	(165)	(0.1)%	N/A
2023	(171)	—	(171)	(0.1)%	N/A
2024	(177)	—	(177)	(0.1)%	N/A
Thereafter	(422)	150,650	150,228	96.6%	3.9%
Total Maturing Debt	($1,094)	$155,810	$154,716	99.5%	3.9%

Unsecured lines of credit (c)	$—	$814	$814	0.5%	4.7%
Total Debt	($1,094)	$156,624	$155,530	100.0%	3.9%

Weighted Average Maturity of Debt		7.0 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$52,689	33.9%	3.7%	6.4 Years
Fixed rate debt		102,841	66.1%	4.0%	7.3 Years
Total		$155,530	100.0%	3.9%	7.0 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,841	66.1%	4.0%	7.3 Years
Conventional variable-rate mortgage debt		51,875	33.4%	3.7%	6.5 Years
Unsecured lines of credit		814	0.5%	4.7%	0.1 Years
Total		$155,530	100.0%	3.9%	7.0 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		7,013	$860,953
Properties under development and land		234	10,432
Total		7,247	$871,385

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) As of December 31, 2019 these borrowings were drawn under the lines of credit with $7.0 million in total capacity.

(d) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2020 AND 2021: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
1Q 2020 (c)	($2)	$814	$812	4.7%
2Q 2020	(3)	—	(3)	N/A
3Q 2020	(3)	—	(3)	N/A
4Q 2020	(2)	—	(2)	N/A
2020	($10)	$814	$804	4.7%

1Q 2021	($28)	$5,160	$5,132	4.8%
2Q 2021	(40)	—	(40)	N/A
3Q 2021	(40)	—	(40)	N/A
4Q 2021	(41)	—	(41)	N/A
2021	($149)	$5,160	$5,011	4.8%

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) 1Q 2020 maturities includes unsecured lines of credit with $0.8 million (Camden's pro-rata share) outstanding as of December 31, 2019. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2019
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$1,813	$37	$132	$3
Appliances	10	years	764	16	151	3
Painting	—		—	—	403	8
Cabinetry/Countertops	10	years	193	4	—	—
Other	9	years	1,616	33	1,444	30
Exteriors
Painting	5	years	1,039	21	—	—
Carpentry	10	years	685	14	—	—
Landscaping	6	years	1,732	35	1,811	37
Roofing	19	years	1,267	26	71	1
Site Drainage	10	years	75	2	—	—
Fencing/Stair	10	years	761	16	—	—
Other (b)	9	years	3,776	77	3,226	65
Common Areas
Mech., Elec., Plumbing	9	years	4,277	88	2,039	43
Parking/Paving	4	years	1,221	25	—	—
Pool/Exercise/Facility	8	years	1,890	39	256	5
Total Recurring (c)			$21,109	$433	$9,533	$195
Weighted Average Apartment Homes				48,875		48,875

Non-recurring capitalized expenditures (d)			$962

Revenue Enhancing Expenditures (e)	10	years	$16,736	$23,440
Revenue Enhanced Apartment Homes				714

	Year to Date 2019
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$8,322	$171	$1,501	$31
Appliances	10	years	2,951	61	744	14
Painting	—		—	—	4,466	92
Cabinetry/Countertops	10	years	552	11	—	—
Other	9	years	5,119	105	3,591	74
Exteriors
Painting	5	years	3,952	81	—	—
Carpentry	10	years	2,841	59	—	—
Landscaping	6	years	4,160	86	10,000	206
Roofing	19	years	5,736	118	497	10
Site Drainage	10	years	533	11	—	—
Fencing/Stair	10	years	2,111	43	—	—
Other (b)	9	years	12,384	255	13,934	287
Common Areas
Mech., Elec., Plumbing	9	years	13,454	277	7,426	153
Parking/Paving	4	years	2,682	55	—	—
Pool/Exercise/Facility	8	years	7,375	152	1,318	27
Total Recurring (c)			$72,172	$1,485	$43,477	$894
Weighted Average Apartment Homes				48,549		48,549

Non-recurring capitalized expenditures (d)			$4,709

Revenue Enhancing Expenditures (e)	10	years	$64,160	$21,444
Revenue Enhanced Apartment Homes				2,992

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2019.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2019 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2019 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 19.

CAMDEN	2020 FINANCIAL OUTLOOK
AS OF JANUARY 30, 2020

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$5.30 - $5.50

"Same Property" Communities
Number of Units	43,710
2019 Base Net Operating Income	$584 million
Total Revenue Growth	2.70% - 3.70%
Total Expense Growth	2.50% - 3.50%
Net Operating Income Growth	2.30% - 4.30%
Impact from 1% change in NOI Growth is approximately $0.058 / share

Capitalized Expenditures
Recurring	$72 - $76 million
Revenue Enhancing Capex and Repositions (a)	$52 - $56 million
Redevelopments (b)	$16 - $20 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$200 - $400 million
Disposition Volume (consolidated on balance sheet)	$100 - $300 million

Development
Development Starts (consolidated on balance sheet)	$100 - $300 million
Development Spend (consolidated on balance sheet)	$285 - $315 million

Equity in Income of Joint Ventures (FFO)	$17 - $19 million

Non-Property Income
Non-Property Income	$10 - $12 million
Includes: Fee and asset management income and Interest and other income

Corporate Expenses
General and Administrative Expense	$52 - $56 million
Property Management Expense	$24 - $26 million
Fee and Asset Management Expense	$3 - $5 million
Corporate G&A Depreciation/Amortization	$9 - $11 million

Capital
Expected Debt Capital Transactions	$200 - $400 million
Expensed Interest	$85 - $89 million
Capitalized Interest	$16 - $18 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades or other new amenities.

(b) Redevelopments are capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. The FFO definition as restated in 2018 allows companies an option to also exclude gains and losses on sales or impairment charges on real estate assets incidental to a company's business. We did not elect this option, and as a result, the definition of FFO as restated did not have an impact on our calculation upon adoption on January 1, 2019. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Net income attributable to common shareholders	$95,014	$39,196	$219,623	$156,128
Real estate depreciation and amortization	83,137	76,867	328,045	294,283
Adjustments for unconsolidated joint ventures	2,251	2,233	8,987	8,976
Income allocated to non-controlling interests	1,289	1,140	4,838	4,595
Gain on sale of operating properties, net of tax	(49,901)	—	(49,901)	—
Gain on sale of unconsolidated joint venture property, net of tax	(6,204)	—	(6,204)	—
Funds from operations	$125,586	$119,436	$505,388	$463,982

Less: recurring capitalized expenditures	(21,109)	(23,258)	(72,172)	(72,296)

Adjusted funds from operations	$104,477	$96,178	$433,216	$391,686

Weighted average number of common shares outstanding:
EPS diluted	100,932	95,465	99,384	95,366
FFO/AFFO diluted	100,932	97,221	100,332	97,201

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Total Earnings Per Common Share - Diluted	$0.95	$0.41	$2.22	$1.63
Real estate depreciation and amortization	0.82	0.79	3.27	3.03
Adjustments for unconsolidated joint ventures	0.02	0.02	0.08	0.09
Income allocated to non-controlling interests	—	0.01	0.03	0.02
Gain on sale of operating properties, net of tax	(0.49)	—	(0.50)	—
Gain on sale of unconsolidated joint venture property, net of tax	(0.06)	—	(0.06)	—
FFO per common share - Diluted	$1.24	$1.23	$5.04	$4.77

Less: recurring capitalized expenditures	(0.20)	(0.24)	(0.72)	(0.74)

AFFO per common share - Diluted	$1.04	$0.99	$4.32	$4.03

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q20	Range	2020	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.39	$0.43	$1.64	$1.84
Expected real estate depreciation and amortization	0.87	0.87	3.52	3.52
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.29	$1.33	$5.30	$5.50

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2019	2018	2019	2018
Net income	$96,225	$40,307	$224,270	$160,694
Less: Fee and asset management income	(2,847)	(1,580)	(8,696)	(7,231)
Less: Interest and other income	(976)	(432)	(3,090)	(2,101)
Less: (Income)/Loss on deferred compensation plans	(6,702)	10,304	(21,694)	6,535
Plus: Property management expense	6,386	6,166	25,290	25,581
Plus: Fee and asset management expense	1,737	1,258	5,759	4,451
Plus: General and administrative expense	13,174	13,622	53,201	50,735
Plus: Interest expense	20,168	22,047	80,706	84,263
Plus: Depreciation and amortization expense	85,540	78,677	336,274	300,946
Plus: Expense/(Benefit) on deferred compensation plans	6,702	(10,304)	21,694	(6,535)
Plus: Loss on early retirement of debt	11,995	—	11,995	—
Less: Gain on sale of operating properties, net of tax	(49,901)	—	(49,901)	—
Less: Equity in income of joint ventures	(8,829)	(2,192)	(14,783)	(7,836)
Plus: Income tax expense	380	326	1,089	1,424
NOI	$173,052	$158,199	$662,114	$610,926

"Same Property" Communities	$142,692	$134,372	$552,419	$527,780
Non-"Same Property" Communities	25,896	20,560	94,437	71,437
Development and Lease-Up Communities	1,403	708	4,251	1,260
Dispositions/Other	3,061	2,559	11,007	10,449
NOI	$173,052	$158,199	$662,114	$610,926

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2019	2018	2019	2018
Net income attributable to common shareholders	$95,014	$39,196	$219,623	$156,128
Plus: Interest expense	20,168	22,047	80,706	84,263
Plus: Depreciation and amortization expense	85,540	78,677	336,274	300,946
Plus: Income allocated to non-controlling interests	1,211	1,111	4,647	4,566
Plus: Income tax expense	380	326	1,089	1,424
Less: Gain on sale of operating properties, net of tax	(49,901)	—	(49,901)	—
Plus: Loss on early retirement of debt	11,995	—	11,995	—
Less: Equity in income of joint ventures	(8,829)	(2,192)	(14,783)	(7,836)
Adjusted EBITDA	$155,578	$139,165	$589,650	$539,491
Annualized Adjusted EBITDA	$622,312	$556,660	$589,650	$539,491

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for		Average monthly balance for
	the three months ended December 31,		the twelve months ended December 31,
	2019	2018	2019	2018
Unsecured notes payable	$2,494,525	$1,836,195	$2,332,764	$1,468,164
Secured notes payable	—	485,261	90,699	770,578
Total debt	2,494,525	2,321,456	2,423,463	2,238,742
Less: Cash and cash equivalents	49,696	29,489	100,815	47,485
Net debt	$2,444,829	$2,291,967	$2,322,648	$2,191,257

Net Debt to Annualized Adjusted EBITDA:

	Three months ended December 31,		Twelve months ended December 31,
	2019	2018	2019	2018
Net debt	$2,444,829	$2,291,967	$2,322,648	$2,191,257
Annualized Adjusted EBITDA	622,312	556,660	589,650	539,491
Net Debt to Annualized Adjusted EBITDA	3.9x	4.1x	3.9x	4.1x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q1 '20	Q2 '20	Q3 '20	Q4 '20
Earnings Release & Conference Call	Late April	Late July	Late October	Late January

Dividend Information - Common Shares:	Q1 '19	Q2 '19	Q3 '19	Q4 '19
Declaration Date	1/31/2019	6/14/2019	9/16/2019	12/2/2019
Record Date	3/29/2019	6/28/2019	9/30/2019	12/16/2019
Payment Date	4/17/2019	7/17/2019	10/17/2019	1/17/2020
Distributions Per Share	$0.80	$0.80	$0.80	$0.80

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2019

(Unaudited)							4Q19 Avg Monthly		4Q19 Avg Monthly
			Year Placed	Average	Apartment	4Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,500	$1.31	$1,731	$1.51
Camden Copper Square	Phoenix	AZ	2000	786	332	97%	1,249	1.59	1,518	1.93
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,703	1.65	1,984	1.92
Camden Hayden	Tempe	AZ	2015	1,043	234	94%	1,559	1.49	1,814	1.74
Camden Legacy	Scottsdale	AZ	1996	1,067	428	97%	1,422	1.33	1,679	1.57
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,444	1.35	1,687	1.58
Camden North End I (1)	Phoenix	AZ	2019	921	441	Lease-Up	1,623	1.76	1,827	1.98
Camden Old Town Scottsdale	Scottsdale	AZ	2016	890	316	97%	1,719	1.93	1,843	2.07
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	1,234	1.34	1,460	1.58
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,372	1.39	1,618	1.64
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,386	1.33	1,648	1.58
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	97%	1,573	1.21	1,875	1.44
TOTAL ARIZONA	12	Properties		1,005	3,686	97%	1,477	1.47	1,711	1.70

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,145	2.13	2,398	2.38
Camden Glendale	Glendale	CA	2015	882	303	95%	2,497	2.83	2,739	3.11
Camden Harbor View (2)	Long Beach	CA	2004	981	546	95%	2,656	2.71	2,960	3.02
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,167	2.14	2,429	2.40
Camden Martinique	Costa Mesa	CA	1986	795	714	97%	1,884	2.37	2,151	2.71
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	2,176	2.44	2,448	2.75
The Camden	Hollywood	CA	2016	768	287	94%	3,172	4.13	3,280	4.27
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,335	2.60	2,583	2.87

Camden Landmark	Ontario	CA	2006	982	469	96%	1,682	1.71	1,903	1.94
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,262	2.18	2,554	2.46
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	2,092	2.17	2,393	2.49
Camden Tuscany	San Diego	CA	2003	896	160	94%	2,665	2.97	2,959	3.30
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,842	1.75	2,093	1.99
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	2,028	2.04	2,293	2.31

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,217	2.37	2,472	2.64

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,533	1.73	1,780	2.01
Camden Caley	Englewood	CO	2000	925	218	95%	1,538	1.66	1,810	1.96
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,833	1.80	2,089	2.06
Camden Flatirons	Denver	CO	2015	960	424	97%	1,697	1.77	1,944	2.03
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,810	1.58	2,090	1.82
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,727	1.71	1,974	1.95
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,625	1.74	1,883	2.02
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,622	1.92	1,852	2.19
TOTAL COLORADO	8	Properties		971	2,632	96%	1,682	1.73	1,937	2.00

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	1,754	1.65	2,030	1.91
Camden College Park	College Park	MD	2008	942	508	96%	1,647	1.75	1,902	2.02
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,845	1.89	2,097	2.15
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,902	1.80	2,191	2.07
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,984	2.12	2,268	2.43
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,832	1.84	2,081	2.09
Camden Grand Parc	Washington	DC	2002	672	105	95%	2,617	3.89	2,901	4.32
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,721	1.71	1,982	1.97
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	97%	1,697	1.65	1,957	1.91
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,700	1.99	1,946	2.27
Camden Noma	Washington	DC	2014	770	321	96%	2,291	2.98	2,599	3.38
Camden Noma II	Washington	DC	2017	759	405	95%	2,395	3.15	2,684	3.54
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	96%	2,088	2.50	2,420	2.90
Camden Roosevelt	Washington	DC	2003	856	198	94%	2,971	3.47	3,390	3.96
Camden Russett	Laurel	MD	2000	992	426	96%	1,533	1.55	1,759	1.77
Camden Shady Grove	Rockville	MD	2018	877	457	95%	1,766	2.01	2,012	2.29
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,701	1.74	1,954	2.00
Camden South Capitol (3)	Washington	DC	2013	821	281	96%	2,361	2.87	2,759	3.36
Camden Washingtonian	Gaithersburg	MD	2018	871	365	96%	1,738	2.00	1,950	2.24
TOTAL DC METRO	19	Properties		922	6,862	96%	1,912	2.07	2,186	2.37

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,998	1.80	2,341	2.11
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	1,990	2.36	2,227	2.64
Camden Brickell (2)	Miami	FL	2003	937	405	95%	2,130	2.27	2,341	2.50
Camden Doral	Miami	FL	1999	1,120	260	97%	1,970	1.76	2,184	1.95
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,116	1.69	2,367	1.89
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	95%	2,103	2.02	2,362	2.26
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,714	1.43	1,984	1.65
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,785	1.61	2,083	1.87
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,964	1.82	2,226	2.06

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2019

(Unaudited)							4Q19 Avg Monthly		4Q19 Avg Monthly
			Year Placed	Average	Apartment	4Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,485	$1.38	$1,745	$1.62
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,362	1.43	1,614	1.69
Camden LaVina	Orlando	FL	2012	970	420	96%	1,382	1.43	1,617	1.67
Camden Lee Vista	Orlando	FL	2000	937	492	95%	1,320	1.41	1,550	1.65
Camden North Quarter	Orlando	FL	2016	806	333	96%	1,585	1.97	1,717	2.13
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,383	1.69	1,642	2.01
Camden Thornton Park	Orlando	FL	2016	920	299	96%	1,855	2.02	1,960	2.13
Camden Town Square	Orlando	FL	2012	983	438	96%	1,416	1.44	1,627	1.65
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	95%	1,466	1.51	1,739	1.79
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,392	1.42	1,603	1.64
Total Orlando	10	Properties		944	3,594	96%	1,450	1.54	1,667	1.77

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,256	1.33	1,530	1.62
Camden Montague	Tampa	FL	2012	975	192	96%	1,359	1.39	1,623	1.66
Camden Pier District	St. Petersburg	FL	2016	989	358	97%	2,518	2.55	2,661	2.69
Camden Preserve	Tampa	FL	1996	942	276	95%	1,479	1.57	1,710	1.82
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	1,262	1.24	1,515	1.49
Camden Visconti (3)	Tampa	FL	2007	1,125	450	95%	1,399	1.24	1,658	1.47
Camden Westchase Park	Tampa	FL	2012	992	348	97%	1,460	1.47	1,751	1.76
Total Tampa	7	Properties		997	2,736	96%	1,501	1.51	1,752	1.76

TOTAL FLORIDA	25	Properties		1,001	9,111	96%	1,622	1.62	1,863	1.86

Camden Brookwood	Atlanta	GA	2002	912	359	95%	1,471	1.61	1,731	1.89
Camden Buckhead Square	Atlanta	GA	2015	827	250	94%	1,593	1.93	1,710	2.07
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,404	1.42	1,632	1.65
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,451	1.22	1,698	1.43
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,385	1.38	1,637	1.63
Camden Fourth Ward	Atlanta	GA	2014	847	276	98%	1,749	2.07	1,964	2.32
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,558	1.67	1,855	1.98
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,705	1.92	3,040	2.16
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,349	1.31	1,629	1.59
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	97%	1,587	1.56	1,859	1.83
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,343	1.18	1,594	1.39
Camden St. Clair	Atlanta	GA	1997	999	336	94%	1,395	1.40	1,634	1.64
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	97%	1,161	1.15	1,381	1.37
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,488	1.65	1,653	1.83
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,558	1.54	1,798	1.77

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,300	1.24	1,535	1.46
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,511	1.67	1,751	1.93
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,493	1.74	1,715	2.00
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,218	1.18	1,448	1.40
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,090	1.16	1,313	1.40
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,204	1.38	1,417	1.62
Camden Gallery	Charlotte	NC	2017	743	323	95%	1,609	2.17	1,822	2.45
Camden Grandview	Charlotte	NC	2000	1,059	266	97%	1,703	1.61	1,901	1.80
Camden Grandview II (1)	Charlotte	NC	2019	2,242	28	Lease-Up	3,510	1.57	4,191	1.87
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,163	1.20	1,397	1.44
Camden South End	Charlotte	NC	2003	882	299	95%	1,487	1.69	1,694	1.92
Camden Southline (3)	Charlotte	NC	2015	831	266	96%	1,600	1.93	1,860	2.24
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,348	1.23	1,584	1.44
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,103	1.23	1,299	1.44
Total Charlotte	14	Properties		954	3,104	96%	1,414	1.48	1,637	1.72

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	97%	1,276	1.26	1,480	1.47
Camden Carolinian (4)	Raleigh	NC	2017	1,118	186	Lease-Up	2,331	2.08	2,344	2.10
Camden Crest	Raleigh	NC	2001	1,013	438	98%	1,088	1.07	1,313	1.30
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,131	1.08	1,401	1.34
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,214	1.14	1,468	1.38
Camden Manor Park	Raleigh	NC	2006	966	484	97%	1,199	1.24	1,421	1.47
Camden Overlook	Raleigh	NC	2001	1,060	320	98%	1,307	1.23	1,559	1.47
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,106	1.14	1,327	1.37
Camden Westwood	Morrisville	NC	1999	1,027	354	92%	1,147	1.12	1,411	1.37
Total Raleigh	9	Properties		1,022	3,240	96%	1,247	1.22	1,468	1.44

TOTAL NORTH CAROLINA	23	Properties		989	6,344	96%	1,329	1.34	1,551	1.57

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2019

(Unaudited)							4Q19 Avg Monthly		4Q19 Avg Monthly
			Year Placed	Average	Apartment	4Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	98%	$1,144	$1.33	$1,379	$1.60
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	97%	1,204	1.32	1,457	1.60
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	1,209	1.37	1,351	1.53
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,324	1.45	1,575	1.73
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,478	1.55	1,756	1.84
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,229	1.36	1,486	1.64
Camden La Frontera	Austin	TX	2015	901	300	96%	1,280	1.42	1,512	1.68
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,556	1.86	1,804	2.15
Camden Rainey Street	Austin	TX	2016	873	326	93%	2,223	2.54	2,443	2.80
Camden Shadow Brook (3)	Austin	TX	2009	909	496	95%	1,206	1.33	1,362	1.50
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,331	1.47	1,573	1.73
Total Austin	11	Properties		897	3,686	96%	1,377	1.53	1,602	1.79

Camden Addison	Addison	TX	1996	942	456	98%	1,270	1.35	1,486	1.58
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,488	1.57	1,737	1.84
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,266	1.38	1,515	1.65
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,225	1.34	1,459	1.60
Camden Cimarron	Irving	TX	1992	772	286	96%	1,260	1.63	1,496	1.94
Camden Design District (3)	Dallas	TX	2009	939	355	97%	1,421	1.51	1,566	1.67
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,385	1.49	1,613	1.73
Camden Henderson	Dallas	TX	2012	967	106	98%	1,559	1.61	1,818	1.88
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,321	1.59	1,542	1.86
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,313	1.51	1,545	1.77
Camden Panther Creek (3)	Frisco	TX	2009	946	295	97%	1,287	1.36	1,471	1.56
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	96%	1,493	1.52	1,739	1.77
Camden Valley Park	Irving	TX	1986	743	516	97%	1,101	1.48	1,329	1.79
Camden Victory Park	Dallas	TX	2016	861	423	97%	1,687	1.96	1,936	2.25
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,363	1.51	1,590	1.76

Camden City Centre	Houston	TX	2007	932	379	94%	1,523	1.63	1,755	1.88
Camden City Centre II	Houston	TX	2013	868	268	96%	1,532	1.76	1,778	2.05
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	97%	1,353	1.36	1,592	1.60
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	96%	1,283	1.19	1,542	1.43
Camden Grand Harbor (3)	Katy	TX	2008	959	300	97%	1,196	1.25	1,413	1.47
Camden Greenway	Houston	TX	1999	861	756	96%	1,403	1.63	1,621	1.88
Camden Heights (3)	Houston	TX	2004	927	352	95%	1,528	1.65	1,777	1.92
Camden Highland Village (4)	Houston	TX	2014/2015	1,175	552	88%	2,438	2.07	2,453	2.09
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,242	1.33	1,471	1.57
Camden McGowen Station	Houston	TX	2018	1,007	315	97%	2,039	2.03	2,207	2.19
Camden Midtown	Houston	TX	1999	844	337	95%	1,557	1.84	1,798	2.13
Camden Northpointe (3)	Tomball	TX	2008	940	384	96%	1,162	1.24	1,437	1.53
Camden Oak Crest	Houston	TX	2003	870	364	97%	1,143	1.31	1,365	1.57
Camden Park	Houston	TX	1995	866	288	96%	1,112	1.28	1,329	1.54
Camden Plaza	Houston	TX	2007	915	271	94%	1,601	1.75	1,800	1.97
Camden Post Oak	Houston	TX	2003	1,200	356	96%	2,462	2.05	2,710	2.26
Camden Royal Oaks	Houston	TX	2006	923	236	95%	1,374	1.49	1,431	1.55
Camden Royal Oaks II	Houston	TX	2012	1,054	104	99%	1,601	1.52	1,648	1.56
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	95%	1,253	1.16	1,480	1.37
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,124	1.33	1,356	1.60
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,205	1.31	1,425	1.55
Camden Travis Street	Houston	TX	2010	819	253	98%	1,501	1.83	1,723	2.10
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,442	1.67	1,676	1.94
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,248	1.33	1,479	1.58
Camden Woodson Park (3)	Houston	TX	2008	916	248	93%	1,209	1.32	1,431	1.56
Camden Yorktown (3)	Houston	TX	2008	995	306	95%	1,199	1.21	1,405	1.41
Total Houston	26	Properties		947	9,301	96%	1,472	1.55	1,678	1.77

TOTAL TEXAS	51	Properties		923	18,653	96%	1,420	1.54	1,636	1.77

TOTAL PROPERTIES	164	Properties		959	56,107	96%	$1,591	$1.66	$1,827	$1.91

(1) Completed communities in lease-up as of December 31, 2019 are excluded from total occupancy numbers.
(2) Communities under redevelopment as of December 31, 2019.
(3) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.
(4) Communities acquired in 4Q19 are excluded from total occupancy numbers.